UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 29, 2006

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On August 29, 2006, Ferrellgas Partners, L.P. (the "Partnership") issued 1,891,893 common units (the "Issued Units") representing limited partner interests in the Partnership to Ferrell Companies, Inc. ("FCI"), an affiliate of the Partnership that owns 100% of the general partner of the Partnership. The Issued Units were registered and issued pursuant to the Partnership’s Direct Investment Plan (the "DIP") contained in the Partnership’s registration statement on Form S-3 filed with the Securities and Exchange Commission (the "SEC") on March 10, 2006, and the related final prospectus filed with the SEC on March 24, 2006.

Pursuant to the waiver mechanism set forth in the DIP, the Partnership waived the maximum investment amount of $10,000 and approved FCI’s optional cash investment of $44,100,026. The Partnership issued the Issued Units without a discount, at a price equal to the average market price of the Common Units calculated over a specified pricing period.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

September 1, 2006	By:	Kevin T. Kelly

Name: Kevin T. Kelly
Title: (By Ferrellgas, Inc., the Partnership's general partner) Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas Partners Finance Corp.

September 1, 2006	By:	Kevin T. Kelly

Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas, L.P.

September 1, 2006	By:	Kevin T. Kelly

Name: Kevin T. Kelly
Title: (By Ferrellgas, Inc., the Partnership's general partner) Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas Finance Corp.

September 1, 2006	By:	Kevin T. Kelly

Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)